EXHIBIT 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-90512, 333-90514 and 333-47258.


/s/ Arthur Andersen LLP
Arthur Andersen LLP


Hartford, Connecticut
March 22, 2002